BOND

                                                       ADVANTUS BOND FUND, INC.

           ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2000     [LOGO]
                                                                  ADVANTUS-TM-
                                                                 FAMILY OF FUNDS
[FIXED INCOME GRAPHIC]

ADVANTUS BOND FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       10

STATEMENT OF OPERATIONS           11

STATEMENTS OF CHANGES IN NET
ASSETS                            12

NOTES TO FINANCIAL STATEMENTS     13

INDEPENDENT AUDITORS' REPORT      18

FEDERAL INCOME TAX INFORMATION    19

SHAREHOLDER VOTING RESULTS        21

SHAREHOLDER SERVICES              22

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

All signs point to a soft landing in progress while the U.S. economy continues to slow. The pressure on the Federal Reserve to further increase short-term rates has diminished considerably. The Fed's earlier series of tightenings appears to have successfully curbed the country's run-away growth. Inflation remains in check; all in all, we continue to have a healthy backdrop for our country's capital markets.

In the stock market, companies such as Intel and new economy leaders have seen some dramatic corrections this quarter. This was a sideways correction for many, downward for companies that disappointed investors. Value, real estate, and small stocks' relative performance has improved this quarter. The market has broadened, demonstrating that investors have acquired an increased appetite for stocks other than large cap growth. We anticipate that the stock market will remain volatile throughout the year and into next year. Equity investors should adjust their expectations and not expect double-digit returns as the norm. We expect positive returns for equities for the next 12 to 18 months, with above average earnings growth.

Within the fixed income universe, corporate bonds have been the weakest performing fixed income sector in 2000. An inverted yield curve (i.e., short-term bonds have higher yields than long-term bonds), several Fed tightening moves, increased event risk and equity market volatility have all negatively impacted corporate bond performance this year. Mortgage-backed securities were the top performer for the year followed by the government sector. We believe that upcoming quarters will be a favorable environment for bonds.

We are continually watchful of economic and political events and circumstances that would likely affect our new President. Significant political unrest, military buildups, and violence in other countries may test the President-elect's mettle. A strong Administration increases the odds that our peace dividend will continue.

We advise investors to consider adding fixed income, value stocks and an international component to their portfolio. As we've said before, we advise you to stay well diversified and avoid big bets when the market environment is uncertain.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS BOND FUND

PERFORMANCE UPDATE

[PHOTO]

WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Bond Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk. The Fund plans to achieve its objective primarily by investing in a diversified portfolio of investment grade short, intermediate and long-term debt securities. The Fund manager varies the proportion of assets invested in each maturity category depending upon the evaluation of market patterns and economic trends by the Fund's investment adviser.

  - Dividends declared daily and paid monthly.

  - Capital gains distributions paid annually.

PERFORMANCE

The Advantus Bond Fund's performance for the year ended September 30, 2000, for each class of shares offered was as follows:

Class A..........................        5.04 percent*
Class B..........................        4.16 percent*
Class C..........................        4.26 percent*

The Fund's benchmarks, the Lehman Brothers Government/Credit Index,** and the Lehman Brothers Aggregate Bond Index,*** returned 6.72 and 6.99 percent, respectively, for the same period.

In prior reporting periods, the Fund compared its annual total return performance to the Lehman Brothers Government/Credit Index (formerly called the Lehman Brothers Government/Corporate Bond Index).** The Lehman Brothers Aggregate Bond Index*** includes mortgage-related and asset-backed debt securities, as well as corporate bonds, and better reflects the range of securities held in the fund's portfolio than does the Lehman Brothers Government/Credit Index.**

PERFORMANCE ANALYSIS

The Federal Reserve actively raised key short-term interest rates in the past twelve months in an attempt to slow our economy and keep inflation at bay. After four interest rate hikes totaling 125 basis points (1.25 percent) and the highest oil prices in a decade, the economy is beginning to slow, paving the way for slightly lower interest rates.

During the period, the shape of the yield curve changed dramatically as short-term interest rose and long-term interest rates fell. The resulting yield curve became inverted (a situation where short-term interest rates are higher than long-term interest rates) as the Fed raised short-term interest rates and the U.S. Treasury Department was buying back its longer-term debt. On September 30th, the two-year U.S. Treasury Note yielded 5.97 percent and 30-year Treasury yielded 5.88 percent, 9 basis points (0.09 percent) less than the two-year.

All three major sectors in the bond market (government, corporate, and mortgage) posted positive returns for the year. Mortgage backed securities were the best performing sector as they benefited from both the rally in intermediate interest rates and the narrowing of mortgage spreads. Government securities performed well, especially longer-term maturities that rallied as interest rates fell. Corporate bonds underperformed both mortgages and governments as their credit spreads gapped to historic wide levels.

The Fund has been positioned to hold slightly longer than market duration securities to reflect our view that interest rates would likely decline. The exposure to corporate bonds was concentrated in intermediate maturities, while U.S. Treasury securities were positioned at the longer end of the yield curve. All of these decisions positively impacted the performance of the Fund during the period. Some individual credit issues negatively impacted the Fund's performance as earning disappointments caused their credit spread to widen significantly. Our holdings of Computer Associates, Federal Mogul, and British Sky Broadcasting hurt overall Fund performance.

OUTLOOK

With mortgage and credit spreads wide and their absolute yields attractive, we will continue to add spread product through the end of the calendar year setting the Fund up for 2001. This will be done prudently, as individual credit issues can be extremely volatile, making diversification an even more important aspect in managing the Fund. Individual corporate bond positions will be kept between 1 and 2 percent of assets to protect the Fund against any company-specific problems. The individual holdings will generally be higher quality as they offer the best relative value in the current market.

In the upcoming quarters, the yield curve should slowly return to a positive slope with short-term yields falling below long-term yields. The Federal Reserve is either at, or very near, the end of raising short-term interest rates for this cycle and the market has just begun to acknowledge this. As this view becomes more widely shared, short- and intermediate-term interest rates should fall modestly. It appears that the Federal Reserve will engineer another soft landing for the United States economy whereby recession is avoided and economic growth moderates to lessen inflationary pressures. If this scenario plays out, the spread sectors (mortgages and corporate bonds) will outperform government securities. The Fund will be constructed to take full advantage of this view by overweighting high quality spread products in intermediate maturities.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Lehman Brothers Government/Credit Index is an unmanaged benchmark composite of the Lehman Brothers Government Index which includes all publicly issued debt of the U.S. Government and Agencies and the Lehman Brothers Credit Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.
***The Lehman Brothers Aggregate Bond index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

     COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS BOND FUND, LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX, LEHMAN BROTHERS
                 AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brothers Government/Credit Index, the Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1990 through September 30, 2000. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through September 30, 2000.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
          CLASS A:
                               One year  0.32%
                              Five year  4.14%
                               Ten year  6.76%

(THOUSANDS)
                               LEHMAN BROTHERS     LEHMAN BROTHERS
                               AGGREGATE BOND   GOVERNMENT/CREDIT BOND
             CLASS A    CPI         INDEX               INDEX
9/30/90      $10,000  $10,000          $10,000                 $10,000
10/31/90      $9,644  $10,068          $10,000                 $10,133
10/31/91     $11,057  $10,362          $11,570                 $11,690
10/31/92     $12,245  $10,694          $13,005                 $12,922
10/31/93     $13,964  $10,981          $14,286                 $14,716
9/30/94      $13,032  $11,313          $13,757                 $14,052
9/30/95      $14,994  $11,562          $15,662                 $15,830
9/30/96      $15,598  $11,909          $16,422                 $16,542
9/30/97      $17,247  $12,174          $18,007                 $18,130
9/30/98      $18,755  $12,347          $20,042                 $21,855
9/30/99      $18,312  $12,672          $19,941                 $21,757
9/30/00      $19,235  $13,102          $21,335                 $23,214

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
          CLASS B:
                                               One year  -0.84%
                                              Five year   4.07%
                              Since Inception (8/19/94)   5.35%

(THOUSANDS)
                               LEHMAN BROTHERS   LEHMAN BROTHERS
                               AGGREGATE BOND   GOVERNMENT/CREDIT
             CLASS B    CPI         INDEX             INDEX
8/19/94      $10,000  $10,000          $10,000            $10,000
9/30/94       $9,876  $10,067           $9,957             $9,853
9/30/95      $10,801  $10,289          $11,337            $11,099
9/30/96      $11,252  $10,598          $11,886            $11,599
9/30/97      $12,480  $10,833          $13,033            $12,712
9/30/98      $13,610  $10,987          $14,506            $14,228
9/30/99      $13,200  $11,276          $14,434            $14,164
9/30/00      $13,905  $11,659          $15,443            $15,113

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
          CLASS C:
                                              One year  4.26%
                                             Five year  4.26%
                              Since Inception (3/1/95)  5.46%

(THOUSANDS)                    LEHMAN BROTHERS   LEHMAN BROTHERS
                               AGGREGATE BOND   GOVERNMENT/CREDIT
             CLASS C    CPI         INDEX             INDEX
3/01/95      $10,000  $10,000          $10,000            $10,000
9/30/95      $10,925  $10,146          $10,808            $10,939
9/30/96      $11,265  $10,450          $11,332            $11,431
9/30/97      $12,348  $10,682          $12,426            $12,529
9/30/98      $13,372  $10,834          $13,830            $14,023
9/30/99      $12,909  $11,119          $13,761            $13,960
9/30/00      $13,458  $11,497          $14,722            $14,895

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST BOND HOLDINGS

                                                     MARKET      % OF BOND
COMPANY                                               VALUE      PORTFOLIO
-------                                            -----------   ----------
U.S. Treasury Bond - 6.125%, 08/15/29............  $1,787,187       8.5%
Federal National Mortgage Association - 6.500%,
  08/15/04.......................................   1,747,718       8.3%
U.S. Treasury Bond - 6.125%, 11/15/09............     975,004       4.7%
U.S. Treasury Bond - 6.840%, 11/15/04............     822,380       3.9%
Federal Home Loan Mortgage - 7.000%, 07/15/05....     763,023       3.6%
U.S. Treasury Bond - 6.250%, 07/31/02............     752,578       3.6%
U.S. Treasury Bond - 6.000%, 02/15/26............     742,969       3.6%
IMC Global, Inc. - 6.625%, 10/15/01..............     735,176       3.5%
St. George Bank - 144A Issue - 8.485%,
  12/31/49.......................................     600,841       2.9%
Government of Canada - 6.375%, 11/30/04..........     594,433       2.8%
                                                   ----------      ----
                                                   $9,521,309      45.4%
                                                   ==========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                      26.1%
U.S. Government Agencies           13.9%
AAA Rated                           3.3%
AA Rated                           12.4%
A Rated                            22.6%
BBB Rated                          12.4%
BB Rated                            1.0%
Preferred Stock                     3.0%
Cash and Other Assets/Liabilities   5.3%

                                                              ADVANTUS BOND FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                       COUPON   MATURITY     VALUE(A)
---------                                                       -------  --------  --------------
LONG-TERM DEBT SECURITIES (91.7%)
  GOVERNMENT OBLIGATIONS (47.4%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (40.0%)
      Federal Home Loan Mortgage Corporation (FHLMC) (3.3%)
$  750,000   .................................................   7.000%  07/15/05  $     763,023
                                                                                   -------------
      Federal National Mortgage Association (FNMA) (9.8%)
 1,750,000   .................................................   6.500%  08/15/04      1,747,718
   230,333   .................................................   7.000%  07/01/29        225,835
   250,000   .................................................   7.250%  01/15/10        257,809
                                                                                   -------------
                                                                                       2,231,362
                                                                                   -------------
      Government National Mortgage Association (GNMA) (.8%)
    67,208   .................................................   7.000%  04/15/22         66,497
   124,439   .................................................   7.000%  03/15/23        123,036
                                                                                   -------------
                                                                                         189,533
                                                                                   -------------
      U.S. Treasury (26.1%)
 1,050,000   Principal-Only Strip (d)........................    6.840%  11/15/04        822,380
 1,700,000   Principal-Only Strip (d)........................    6.125%  11/15/09        975,004
   750,000   Bond.............................................   6.000%  02/15/26        742,969
 1,750,000   Bond.............................................   6.125%  08/15/29      1,787,187
   750,000   Bond.............................................   6.250%  07/31/02        752,578
   350,000   Bond.............................................   6.250%  05/15/30        367,937
   500,000   Note.............................................   6.750%  05/15/05        517,969
                                                                                   -------------
                                                                                       5,966,024
                                                                                   -------------
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (1.5%)
   250,000   City of Eden Prairie, Minnesota..................   7.350%  02/20/09        251,675
    94,500   Wyoming Community Development Authority..........   6.850%  06/01/10         94,225
                                                                                   -------------
                                                                                         345,900
                                                                                   -------------
    OTHER GOVERNMENT OBLIGATIONS (5.9%)
   600,000   Government of Canada (b)........................    6.375%  11/30/04        594,433
   500,000   Ontario Province Of Canada (b)..................    7.625%  06/22/04        515,266
   250,000   Quebec Province (b).............................    5.750%  02/15/09        229,050
                                                                                   -------------
                                                                                       1,338,749
                                                                                   -------------
             Total government obligations (cost: $10,679,553)....................     10,834,591
                                                                                   -------------
  CORPORATE OBLIGATIONS (44.3%)
    BASIC MATERIALS (4.3%)
      Aluminum (1.1%)
   250,000   Alcoa, Inc.......................................   7.375%  08/01/10        252,824
                                                                                   -------------
      Chemicals (3.2%)
   750,000   IMC Global, Inc..................................   6.625%  10/15/01        735,176
                                                                                   -------------
    CAPITAL GOODS (2.0%)
      Aerospace/Defense (2.0%)
   500,000   B.F. Goodrich Company............................   6.600%  05/15/09        458,986
                                                                                   -------------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
PRINCIPAL                                                       COUPON   MATURITY     VALUE(A)
----------------------------------------------------------------------   --------  --------------
BASIC MATERIALS--CONTINUED
    COMMUNICATION SERVICES (1.7%)
      Telephone (1.7%)
$  400,000   AT&T Corporation.................................   5.625%  03/15/04  $     382,223
                                                                                   -------------
    CONSUMER CYCLICAL (4.0%)
      Building Materials (1.9%)
   450,000   Masco Corporation................................   6.125%  09/15/03        432,638
                                                                                   -------------
      Hardware and Tools (2.1%)
   500,000   The Stanley Works................................   5.750%  03/01/04        481,498
                                                                                   -------------
    CONSUMER STAPLES (7.7%)
      Beverage (2.2%)
   500,000   Anheuser-Busch Companies, Inc....................   7.100%  06/15/07        499,616
                                                                                   -------------
      Broadcasting (.9%)
   250,000   British Sky Broadcasting (b)....................    6.875%  02/23/09        217,108
                                                                                   -------------
      Entertainment (2.4%)
   500,000   Time Warner, Inc.................................   9.125%  01/15/13        556,517
                                                                                   -------------
      Household Products (2.2%)
   500,000   Procter & Gamble Company.........................   6.600%  12/15/04        498,294
                                                                                   -------------
    ENERGY (3.3%)
      Oil (3.3%)
   300,000   Atlantic Richfield...............................   5.900%  04/15/09        279,077
   250,000   Conoco, Inc......................................   6.350%  04/15/09        236,969
   250,000   Conoco, Inc......................................   6.950%  04/15/29        230,732
                                                                                   -------------
                                                                                         746,778
                                                                                   -------------
    FINANCIAL (17.0%)
      Auto Finance (3.5%)
   500,000   Ford Motor Credit Corporation....................   7.500%  03/15/05        502,687
   300,000   General Motors Acceptance Corporation............   7.500%  07/15/05        303,937
                                                                                   -------------
                                                                                         806,624
                                                                                   -------------
      Banks (6.0%)
   500,000   Bank of America Corporation......................   5.875%  02/15/09        455,518
   700,000   St. George Bank - 144A Issue (b)(c).............    8.485%  12/31/49        600,841
   300,000   Wells Fargo Bank NA..............................   7.550%  06/21/10        306,180
                                                                                   -------------
                                                                                       1,362,539
                                                                                   -------------
      Finance - Diversified (2.2%)
   525,000   National Collegiate..............................   7.240%  09/20/14        493,038
                                                                                   -------------
      Investment Bankers/Brokers (2.2%)
   500,000   Morgan Stanley Dean Witter Discover & Company....   6.875%  03/01/07        492,767
                                                                                   -------------
      Mortgage Revenue Bonds (1.1%)
   300,000   CFSB Finance Company - 144A Issue (c)...........   10.000%  11/15/05        258,000
                                                                                   -------------
      Real Estate Investment Trust (2.0%)
   500,000   Security Capital Industrial Trust................   7.500%  02/15/14        465,553
                                                                                   -------------

              See accompanying notes to investments in securities.

                                                              ADVANTUS BOND FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
PRINCIPAL                                                       COUPON   MATURITY     VALUE(A)
----------------------------------------------------------------------   --------  --------------
BASIC MATERIALS--CONTINUED
    UTILITIES (4.3%)
      Electric Companies (2.3%)
$  500,000   Hydro-Quebec (b)................................    8.000%  02/01/13  $     528,718
                                                                                   -------------
      Natural Gas (2.0%)
   500,000   Enron Corporation................................   6.725%  11/17/08        468,204
                                                                                   -------------
             Total corporate obligations (cost: $10,388,668).....................     10,137,101
                                                                                   -------------
             Total long-term debt securities (cost: $21,068,221).................     20,971,692
                                                                                   -------------

SHARES
------
PREFERRED STOCK (3.0%)
  FINANCIAL (3.0%)
    Real Estate Investment Trust (3.0%)
    16,000   Duke Realty Investments, Inc. - 7.99%...............................         697,501
                                                                                   --------------
             Total preferred stock (cost: $801,672)..............................         697,501
                                                                                   --------------

PRINCIPAL/
SHARES
------
SHORT-TERM SECURITIES (6.3%)
   252,423   Federated Prime Obligation Fund, current rate 6.460%................         252,423
   250,000   Idaho Power Corporation, Commercial Paper........   6.629%   10/3/00         249,818
   927,560   Provident Institutional Fund - TempFund Portfolio, current
              rate 6.526%........................................................         927,560
                                                                                   --------------
             Total short-term securities (cost: $1,429,892)......................       1,429,801
                                                                                   --------------
             Total investments in securities (cost: $23,299,785) (e).............  $   23,098,994
                                                                                   ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 11.7% of net assets in foreign securities as of September 30, 2000.
(c) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the illiquid securities held at September 30, 2000, which includes acquistion date and cost, is as follows:

                                            ACQUISTION
   SECURITY:                                   DATE       COST
   ---------                                ----------  ---------
   St. George Bank 144A Issue*............   06/12/97   $ 700,000
   CSFB Finance Company 144A Issue*.......   05/15/96     291,938
                                                        ---------
                                                        $ 991,938
                                                        =========

* A 144A issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(d) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquistion.
(e) At September 30, 2000 the cost of securities for federal income tax purposes was $23,483,114. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..........  $ 133,021
  Gross unrealized depreciation..........   (517,141)
                                           ---------
  Net unrealized depreciation............  $(384,120)
                                           =========

ADVANTUS BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

                                    ASSETS
Investments in securities, at market value - see accompanying schedule for detailed listing
 (identified cost: $23,299,785)..................................   $23,098,994
Cash in bank on demand deposit...................................        16,613
Receivable for Fund shares sold..................................        24,115
Receivable for investment securities sold........................     2,242,406
Accrued interest receivable......................................       289,193
Other receivables................................................         1,552
                                                                    -----------
    Total assets.................................................    25,672,873
                                                                    -----------
                                  LIABILITIES
Payable for investment securities purchased......................     2,768,393
Payable for Fund shares redeemed.................................         3,819
Dividends payable to shareholders................................        28,788
Payable to Adviser...............................................         3,508
                                                                    -----------
    Total liabilities............................................     2,804,508
                                                                    -----------
Net assets applicable to outstanding capital stock...............   $22,868,365
                                                                    ===========
Represented by:
  Capital stock - authorized 10 billion shares (Class A -
  2 billion shares,
  Class B - 2 billion shares, Class C - 2 billion shares and 4
  billion shares unallocated) of $.01 par value..................   $    23,804
  Additional paid-in capital.....................................    25,145,507
  Undistributed (distributions in excess of) net investment
  income.........................................................       (27,921)
  Accumulated net realized losses from investments...............    (2,072,234)
  Unrealized depreciation on investments.........................      (200,791)
                                                                    -----------
    Total - representing net assets applicable to outstanding
    capital stock................................................   $22,868,365
                                                                    ===========
Net assets applicable to outstanding Class A shares..............   $15,001,843
                                                                    ===========
Net assets applicable to outstanding Class B shares..............   $ 6,754,539
                                                                    ===========
Net assets applicable to outstanding Class C shares..............   $ 1,111,983
                                                                    ===========
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 1,562,585.........................   $      9.60
                                                                    ===========
  Class B - Shares outstanding 701,834...........................   $      9.62
                                                                    ===========
  Class C - Shares outstanding 115,932...........................   $      9.59
                                                                    ===========

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 2000

Investment income:
  Interest.......................................................   $1,662,170
  Dividends......................................................      114,651
                                                                    ----------
    Total investment income......................................    1,776,821
                                                                    ----------
Expenses (note 4):
  Investment advisory fee........................................      162,489
  Rule 12b-1 - Class A...........................................       40,701
  Rule 12b-1 - Class B...........................................       70,282
  Rule 12b-1 - Class C...........................................       12,807
  Administrative services fee....................................       74,400
  Transfer agent and shareholder service fees....................       43,974
  Custodian fees.................................................        5,939
  Auditing and accounting services...............................       15,088
  Legal fees.....................................................       11,374
  Directors' fees................................................          445
  Registration fees..............................................       28,941
  Printing and shareholder reports...............................       39,076
  Insurance......................................................        3,444
  Other..........................................................        4,629
                                                                    ----------
    Total expenses...............................................      513,589
                                                                    ----------
Less fees and expenses waived or absorbed by Adviser.............     (168,365)
                                                                    ----------
    Total net expenses...........................................      345,224
                                                                    ----------
    Investment income - net......................................    1,431,597
                                                                    ----------
Realized and unrealized gains (losses) on investments :
  Net realized losses on investments (note 3)....................   (1,251,996)
  Net change in unrealized appreciation or depreciation on
    investments..................................................      896,196
                                                                    ----------
    Net losses on investments....................................     (355,800)
                                                                    ----------
Net increase in net assets resulting from operations.............   $1,075,797
                                                                    ==========

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                                        2000          1999
                                                     -----------   -----------
Operations:
  Investment income - net.........................   $ 1,431,597   $ 1,522,744
  Net realized losses on investments..............    (1,251,996)     (805,332)
  Net change in unrealized appreciation or
    depreciation on investments...................       896,196    (1,512,901)
                                                     -----------   -----------
      Increase (decrease) in net assets resulting
        from operations...........................     1,075,797      (795,489)
                                                     -----------   -----------
Distributions to shareholders from:
  Investment income - net:
    Class A.......................................      (987,709)   (1,023,784)
    Class B.......................................      (372,657)     (403,884)
    Class C.......................................       (68,034)      (97,744)
  Net realized gains on investments:
    Class A.......................................             -      (350,337)
    Class B.......................................             -      (160,988)
    Class C.......................................             -       (36,465)
                                                     -----------   -----------
      Total distributions.........................    (1,428,400)   (2,073,202)
                                                     -----------   -----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.......................................     1,410,335     3,097,303
    Class B.......................................       926,778     2,270,139
    Class C.......................................       158,931     1,123,725
  Proceeds from issuance of shares as a result of
    reinvested dividends:
    Class A.......................................       657,760       973,836
    Class B.......................................       319,654       519,553
    Class C.......................................        63,581       127,664
  Payments for redemption of shares:
    Class A.......................................    (4,666,183)   (3,818,402)
    Class B.......................................    (2,575,405)   (2,672,428)
    Class C.......................................      (685,331)   (1,543,002)
                                                     -----------   -----------
      Increase (decrease) in net assets from
        capital share transactions................    (4,389,880)       78,388
                                                     -----------   -----------
      Total decrease in net assets................    (4,742,483)   (2,790,303)
  Net assets at beginning of year.................    27,610,848    30,401,151
                                                     -----------   -----------
  Net assets at end of year (including
    distributions in excess of net investment
    income of $27,921 and $0, respectively).......   $22,868,365   $27,610,848
                                                     ===========   ===========

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 2000

(1) ORGANIZATION

    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $1,888,906 which, if not offset by subsequent capital gains, will expire September 30, 2007 through September 30, 2009. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to decrease undistributed net investment income and increase additional paid-in capital by $31,118.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $45,174,354 and $49,731,780, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent on the first $250 million in net assets, .55 percent on the next $250 million, .50 percent on the next $500 million and .45 percent on net assets in excess of $1 billion. Prior to May 1, 2000, the fee was charged at an annual rate of .70 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee.

                                                              ADVANTUS BOND FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative service fee equal to $6,200 per month for accounting, legal and other administrative services which Minnesota Life provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed 1.15% of Class A average daily net assets, 1.90% of Class B average daily net assets and 1.90% of Class C average daily net assets through the fiscal year of the Fund ending September 30, 2001. During the year ended September 30, 2000, Advantus Capital contractually agreed to absorb $168,365 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $101,969.

    As of September 30, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 390,309 Class A shares which represents 25.0 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $10,406.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 2000 and 1999 were as follows:

                                                CLASS A               CLASS B               CLASS C
                                          -------------------   -------------------   -------------------
                                            2000       1999       2000       1999       2000       1999
                                          --------   --------   --------   --------   --------   --------
Sold....................................   146,524    303,385     97,590    221,815    16,936     109,953
Issued for reinvested distributions.....    69,092     97,068     33,420     51,177     6,684      12,601
Redeemed................................  (490,313)  (380,350)  (268,370)  (264,176)  (71,962)   (153,901)
                                          --------   --------   --------   --------   -------    --------
                                          (274,697)    20,103   (137,360)     8,816   (48,342)    (31,347)
                                          ========   ========   ========   ========   =======    ========

(6) ILLIQUID SECURITIES

    At September 30, 2000, investments in illiquid securities are limited to 15% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at September 30, 2000 was $858,841 which represents 3.8% of net assets. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                             CLASS A
                                         ------------------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,
                                         ------------------------------------------------
                                           2000      1999      1998      1997      1996
                                         --------  --------  --------  --------  --------
Net asset value, beginning of year.....  $  9.71   $ 10.69   $ 10.43   $ 10.03   $ 10.24
                                         -------   -------   -------   -------   -------
Income from investment operations:
  Net investment income................      .58       .54       .59       .63       .62
  Net gains (losses) on securities
    (both realized and unrealized).....     (.11)     (.79)      .30       .40      (.22)
                                         -------   -------   -------   -------   -------
    Total from investment operations...      .47      (.25)      .89      1.03       .40
                                         -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment
    income.............................     (.58)     (.54)     (.60)     (.63)     (.61)
  Distributions from net realized
    gains..............................        -      (.19)     (.03)        -         -
                                         -------   -------   -------   -------   -------
    Total distributions................     (.58)     (.73)     (.63)     (.63)     (.61)
                                         -------   -------   -------   -------   -------
Net asset value, end of year...........  $  9.60   $  9.71   $ 10.69   $ 10.43   $ 10.03
                                         =======   =======   =======   =======   =======
Total return (a).......................     5.04%    (2.36)%    8.75%    10.57%     4.03%
Net assets, end of year (in
  thousands)...........................  $15,002   $17,846   $19,419   $17,122   $16,528
Ratio of expenses to average daily net
  assets (b)...........................     1.15%     1.15%     1.10%     1.00%     1.00%
Ratio of net investment income to
  average daily net assets (b).........     6.08%     5.41%     5.55%     6.18%     6.08%
Portfolio turnover rate (excluding
  short-term securities)...............    191.4%    211.9%    237.2%    180.5%    222.6%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser voluntarily absorbed or waived $168,365, $115,756, $119,092, $129,031 and $120,750 in expenses for the years ended September 30, 2000, 1999, 1998, 1997 and 1996, respectively. If Class A had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.84%, 1.55%, 1.58%, 1.64% and 1.68%, respectively, and the ratio of net investment income to average daily net assets would have been 5.39%, 5.01%, 5.07%, 5.54% and 5.40%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.59%, 2.28%, 2.28%, 2.34% and 2.38%, respectively, and the ratio of net investment income to average daily net assets would have been 4.64%, 4.26%, 4.40%, 4.88% and 4.71%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.59%, 2.28%, 2.28%, 2.34% and 2.38%, respectively, and the ratio of net investment income to average daily net assets would have been 4.68%, 4.26%, 4.43%, 4.86% and 4.72%, respectively.

                                                              ADVANTUS BOND FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                             CLASS B
                                         ------------------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,
                                         ------------------------------------------------
                                           2000      1999      1998      1997      1996
                                         --------  --------  --------  --------  --------
Net asset value, beginning of year.....  $  9.74   $ 10.71   $ 10.43   $ 10.02   $ 10.23
                                         -------   -------   -------   -------   -------
Income from investment operations:
  Net investment income................      .51       .47       .51       .54       .53
  Net gains (losses) on securities
    (both realized and unrealized).....     (.12)     (.78)      .31       .41      (.21)
                                         -------   -------   -------   -------   -------
    Total from investment operations...      .39      (.31)      .82       .95       .32
                                         -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment
    income.............................     (.51)     (.47)     (.51)     (.54)     (.53)
  Distributions from net realized
    gains..............................        -      (.19)     (.03)        -         -
                                         -------   -------   -------   -------   -------
    Total distributions................     (.51)     (.66)     (.54)     (.54)     (.53)
                                         -------   -------   -------   -------   -------
Net asset value, end of year...........  $  9.62   $  9.74   $ 10.71   $ 10.43   $ 10.02
                                         =======   =======   =======   =======   =======
Total return (a).......................     4.16%    (2.98)%    8.09%     9.72%     3.13%
Net assets, end of year (in
  thousands)...........................  $ 6,755   $ 8,171   $ 8,894   $ 6,263   $ 3,532
Ratio of expenses to average daily net
  assets (b)...........................     1.90%     1.90%     1.90%     1.90%     1.90%
Ratio of net investment income to
  average daily net assets (b).........     5.33%     4.64%     4.78%     5.32%     5.19%
Portfolio turnover rate (excluding
  short-term securities)...............    191.4%    211.9%    237.2%    180.5%    222.6%

                                                             CLASS C
                                         ------------------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,
                                         ------------------------------------------------
                                           2000      1999      1998      1997      1996
                                         --------  --------  --------  --------  --------
Net asset value, beginning of year.....  $  9.70   $ 10.68   $ 10.42   $ 10.02   $ 10.23
                                         -------   -------   -------   -------   -------
Income from investment operations:
  Net investment income................      .51       .47       .51       .54       .52
  Net gains (losses) on securities
    (both realized and unrealized).....     (.11)     (.79)      .29       .40      (.21)
                                         -------   -------   -------   -------   -------
    Total from investment operations...      .40      (.32)      .80       .94       .31
                                         -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment
    income.............................     (.51)     (.47)     (.51)     (.54)     (.52)
  Distributions from net realized
    gains..............................        -      (.19)     (.03)        -         -
                                         -------   -------   -------   -------   -------
    Total distributions................     (.51)     (.66)     (.54)     (.54)     (.52)
                                         -------   -------   -------   -------   -------
Net asset value, end of year...........  $  9.59   $  9.70   $ 10.68   $ 10.42   $ 10.02
                                         =======   =======   =======   =======   =======
Total return (a).......................     4.26%    (3.10)%    7.89%     9.61%     3.11%
Net assets, end of year (in
  thousands)...........................  $ 1,112   $ 1,594   $ 2,089   $   899   $   665
Ratio of expenses to average daily net
  assets (b)...........................     1.91%     1.90%     1.90%     1.90%     1.90%
Ratio of net investment income to
  average daily net assets (b).........     5.32%     4.64%     4.81%     5.30%     5.20%
Portfolio turnover rate (excluding
  short-term securities)...............    191.4%    211.9%    237.2%    180.5%    222.6%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser voluntarily absorbed or waived $168,365, $115,756, $119,092, $129,031 and $120,750 in expenses for the years ended September 30, 2000, 1999, 1998, 1997 and 1996, respectively. If Class A had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.84%, 1.55%, 1.58%, 1.64% and 1.68%, respectively, and the ratio of net investment income to average daily net assets would have been 5.39%, 5.01%, 5.07%, 5.54% and 5.40%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.59%, 2.28%, 2.28%, 2.34% and 2.38%, respectively, and the ratio of net investment income to average daily net assets would have been 4.64%, 4.26%, 4.40%, 4.88% and 4.71%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.59%, 2.28%, 2.28%, 2.34% and 2.38%, respectively, and the ratio of net investment income to average daily net assets would have been 4.68%, 4.26%, 4.43%, 4.86% and 4.72%, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Bond Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Bond Fund, Inc. (the Fund) as of September 30, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2000 and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Minneapolis, Minnesota
November 10, 2000

                                                              ADVANTUS BOND FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 2000. Dividends for the 2000 calendar year will be reported to you on Form 1099-Div in late January 2001. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distribution - taxable as dividend income, 8.0%
 qualifying for deduction by corporations.
October 31, 1999............................................   $.0432
November 30, 1999...........................................    .0457
December 31, 1999...........................................    .0448
January 31, 2000............................................    .0508
February 29, 2000...........................................    .0482
March 31, 2000..............................................    .0552
April 30, 2000..............................................    .0418
May 31, 2000................................................    .0527
June 30, 2000...............................................    .0579
July 31, 2000...............................................    .0484
August 31, 2000.............................................    .0427
September 30, 2000..........................................    .0470
                                                               ------
                                                               $.5784
                                                               ======

CLASS B

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distribution - taxable as dividend income, 8.0%
 qualifying for deduction by corporations.
October 31, 1999............................................   $.0372
November 30, 1999...........................................    .0398
December 31, 1999...........................................    .0388
January 31, 2000............................................    .0449
February 28, 2000...........................................    .0426
March 31, 2000..............................................    .0492
April 30, 2000..............................................    .0360
May 31, 2000................................................    .0469
June 30, 2000...............................................    .0522
July 31, 2000...............................................    .0425
August 31, 2000.............................................    .0367
September 30, 2000..........................................    .0412
                                                               ------
                                                               $.5080
                                                               ======

ADVANTUS BOND FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED) - CONTINUED

CLASS C

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distribution - taxable as dividend income, 8.0%
 qualifying for deduction by corporations.
October 31, 1999............................................   $.0371
November 30, 1999...........................................    .0397
December 31, 1999...........................................    .0387
January 31, 2000............................................    .0448
February 28, 2000...........................................    .0425
March 31, 2000..............................................    .0491
April 30, 2000..............................................    .0358
May 31, 2000................................................    .0467
June 30, 2000...............................................    .0520
July 31, 2000...............................................    .0424
August 31, 2000.............................................    .0365
September 30, 2000..........................................    .0410
                                                               ------
                                                               $.5063
                                                               ======

                                                              ADVANTUS BOND FUND
                                                      SHAREHOLDER VOTING RESULTS

On April 17, 2000, a special meeting of shareholders of Advantus Bond
Fund, Inc. was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                                           VOTES      VOTES
DIRECTOR                                                    FOR      WITHHELD
--------                                                 ----------  --------
Charles E. Arner.......................................   1,744,645   104,231
Ellen S. Berscheid.....................................   1,744,645   104,231
Ralph D. Ebbott........................................   1,744,645   104,231
Frederick P. Feuerherm.................................   1,744,645   104,231
William N. Westhoff....................................   1,739,848   109,028

(2) To approve the elimination or modification of the following investment policies for:

                                                           VOTES      VOTES    VOTES
                                                            FOR      AGAINST  WITHHELD
                                                         ----------  -------  --------
A.   Modify policy regarding borrowing and the issuance
      of senior securities.............................   1,392,011   13,386   129,771
B.   Modify policy regarding concentration in a           1,393,020   12,325   129,824
      particular industry..............................
C.   Modify policy regarding investments in real estate   1,393,224   12,173   129,771
      and commodities..................................
D.   Modify policy regarding lending...................   1,385,310   20,100   129,759
E.   Eliminate policy restricting the pledging of         1,384,106   21,192   129,871
      assets...........................................
F.   Eliminate policy restricting margin purchases and    1,383,718   21,627   129,824
      short sales......................................
G.   Eliminate policy prohibiting participation in a      1,384,829   20,581   129,759
      joint trading account............................
H.   Eliminate policy limiting investment in restricted
      securities and other illiquid assets.............   1,392,297   12,668   130,204
I.   Eliminate diversification policy..................   1,391,901   13,064   130,204
J.   Eliminate policy regarding investments in issuers
      that have been in operation for less than 3         1,385,735   19,296   130,138
      years............................................
K.   Eliminate policy addressing potential conflicts of   1,381,392   23,639   130,138
      interest.........................................
L.   Eliminate policy prohibiting investing in            1,383,334   22,039   129,796
      companies for control............................
M.   Eliminate policy restricting investments in other
      investment companies.............................   1,383,524   21,406   130,238

(3) To approve an amendment to the investment advisory agreement between the Fund and Advantus Capital Management, Inc., as described in the proxy statement.

                                                           VOTES     VOTES    VOTES
                                                            FOR     AGAINST  WITHHELD
                                                         ---------  -------  --------
                                                         1,384,390  21,083   129,696

(4) To ratify the selection of KPMG LLP as independent public accountants for the Fund.

                                                           VOTES     VOTES    VOTES
                                                            FOR     AGAINST  WITHHELD
                                                         ---------  -------  --------
                                                         1,711,088  11,486   126,303

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $11.5 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                           ST. PAUL MN
                                                                PERMIT NO. 3547

FORWARDING SERVICE REQUESTED

F.48645 Rev. 11-2000